EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES

	Company Name	Place of Incorporation
1)	Airport Hotels LLC	Delaware
2)	Ameliatel, a Florida GP	Florida
3)	Atlanta II Limited Partnership	Delaware
4)	Beachfront Properties, Inc.	Virgin Islands
5)	BRE/Swiss L.L.C.	Delaware
6)	Calgary Charlotte Holdings Company	Nova Scotia
7)	Calgary Charlotte Partnership	Alberta, Canada
8)	CB Realty Sales, Inc.	Delaware
9)	CCC CMBS Corporation	Delaware
10)	CCES Chicago LLC	Delaware
11)	CCFH Maui LLC	Delaware
12)	CCFS Atlanta LLC	Delaware
13)	CCFS Philadelphia LLC	Delaware
14)	CCHH Atlanta LLC	Delaware
15)	CCHH Burlingame LLC	Delaware
16)	CCHH Cambridge LLC	Delaware
17)	CCHH Capitol Hill LLC	Delaware
18)	CCHH Host Capitol Hill LLC	Delaware
19)	CCHH Maui LLC	Delaware
20)	CCHH Reston LLC	Delaware
21)	CCHI Singer Island LLC	Delaware
22)	CCMH Atlanta Marquis LLC	Delaware
23)	CCMH Atlanta Suites LLC	Delaware
24)	CCMH Charlotte LLC	Delaware
25)	CCMH Chicago CY LLC	Delaware
26)	CCMH Copley LLC	Delaware
27)	CCMH Coronado LLC	Delaware
28)	CCMH Costa Mesa Suites LLC	Delaware
29)	CCMH DC LLC	Delaware
30)	CCMH Deerfield Suites LLC	Delaware
31)	CCMH Denver SE LLC	Delaware
32)	CCMH Denver Tech LLC	Delaware
33)	CCMH Denver West LLC	Delaware
34)	CCMH Diversified LLC	Delaware
35)	CCMH Downer’s Grove Suites LLC	Delaware
36)	CCMH Dulles AP LLC	Delaware
37)	CCMH Dulles Suites LLC	Delaware
38)	CCMH Fin Center LLC	Delaware
39)	CCMH Fisherman’s Wharf LLC	Delaware
40)	CCMH Ft. Lauderdale LLC	Delaware
41)	CCMH Gaithersburg LLC	Delaware
42)	CCMH Hanover LLC	Delaware
43)	CCMH Houston AP LLC	Delaware
44)	CCMH Houston Galleria LLC	Delaware
45)	CCMH IHP LLC	Delaware
46)	CCMH Kansas City AP LLC	Delaware
47)	CCMH Key Bridge LLC	Delaware

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
47)	CCMH Lenox LLC	Delaware
48)	CCMH Manhattan Beach LLC	Delaware
49)	CCMH Marina LLC	Delaware
50)	CCMH McDowell LLC	Delaware
51)	CCMH Memphis LLC	Delaware
52)	CCMH Metro Center LLC	Delaware
53)	CCMH Miami AP LLC	Delaware
54)	CCMH Minneapolis LLC	Delaware
55)	CCMH Moscone LLC	Delaware
56)	CCMH Nashua LLC	Delaware
57)	CCMH Newark LLC	Delaware
58)	CCMH Newport Beach LLC	Delaware
59)	CCMH Newport Beach Suites LLC	Delaware
60)	CCMH Newton LLC	Delaware
61)	CCMH O’Hare AP LLC	Delaware
62)	CCMH O’Hare Suites LLC	Delaware
63)	CCMH Orlando LLC	Delaware
64)	CCMH Palm Desert LLC	Delaware
65)	CCMH Park Ridge LLC	Delaware
66)	CCMH Pentagon RI LLC	Delaware
67)	CCMH Perimeter LLC	Delaware
68)	CCMH Philadelphia AP LLC	Delaware
69)	CCMH Philadelphia Mkt. LLC	Delaware
70)	CCMH Portland LLC	Delaware
71)	CCMH Potomac LLC	Delaware
72)	CCMH Properties II LLC	Delaware
73)	CCMH Quorum LLC	Delaware
74)	CCMH Raleigh LLC	Delaware
75)	CCMH Riverwalk LLC	Delaware
76)	CCMH Rocky Hill LLC	Delaware
77)	CCMH San Diego LLC	Delaware
78)	CCMH San Fran AP LLC	Delaware
79)	CCMH Santa Clara LLC	Delaware
80)	CCMH Scottsdale Suites LLC	Delaware
81)	CCMH South Bend LLC	Delaware
82)	CCMH Tampa AP LLC	Delaware
83)	CCMH Tampa Waterside LLC	Delaware
84)	CCMH Times Square LLC	Delaware
85)	CCMH Westfields LLC	Delaware
86)	CCRC Amelia Island LLC	Delaware
87)	CCRC Atlanta LLC	Delaware
88)	CCRC Buckhead/Naples LLC	Delaware
89)	CCRC Dearborn LLC	Delaware
90)	CCRC Marina LLC	Delaware
91)	CCRC Naples Golf LLC	Delaware
92)	CCRC Phoenix LLC	Delaware

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
93)	CCRC San Francisco LLC	Delaware
94)	CCRC Tysons LLC	Delaware
95)	CCSH Atlanta LLC	Delaware
96)	CCSH Boston LLC	Delaware
97)	CCSH Chicago LLC	Delaware
98)	CCSH New York LLC	Delaware
99)	Chesapeake Hotel Limited Partnership	Delaware
100)	City Center Hotel Limited Partnership	Minnesota
101)	CLDH Meadowvale, Inc.	Ontario
102)	CLMH Airport, Inc.	Ontario
103)	CLMH Calgary, Inc.	Ontario
104)	CLMH Eaton Centre, Inc.	Ontario
105)	Davis Realty LLC	Delaware
106)	DS Hotel LLC	Delaware
107)	Durbin LLC	Delaware
108)	East Side Hotel Associates, L.P.	Delaware
109)	Elcrisa S.A. de C.V.	Mexico
110)	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
111)	Fernwood Atlanta Corporation	Delaware
112)	Fernwood Hotel Assets, Inc.	Delaware
113)	Fernwood Hotel LLC	Delaware
114)	FL Grande L.L.C.	Delaware
115)	G.L. Insurance Corporation	Hawaii
116)	Hanover Hotel Acquisition Corp.	Delaware
117)	HMA Realty Limited Partnership	Delaware
118)	HMA-GP LLC	Delaware
119)	HMC Airport, Inc.	Delaware
120)	HMC Amelia I LLC	Delaware
121)	HMC Amelia II LLC	Delaware
122)	HMC AP Canada Company	Nova Scotia
123)	HMC AP GP LLC	Delaware
124)	HMC AP LP	Delaware
125)	HMC Atlanta LLC	Delaware
126)	HMC BCR Holdings LLC	Delaware
127)	HMC BN Corporation	Delaware
128)	HMC Burlingame Hotel LLC	Delaware
129)	HMC Burlingame II LLC	Delaware
130)	HMC Burlingame LLC	Delaware
131)	HMC Cambridge LLC	Delaware
132)	HMC Capital LLC	Delaware
133)	HMC Capital Resources LLC	Delaware
134)	HMC Capitol Hill LLC	Delaware
135)	HMC Charlotte (Calgary) Company	Nova Scotia
136)	HMC Charlotte GP LLC	Delaware
137)	HMC Charlotte LP	Delaware
138)	HMC Chicago Lakefront LLC	Delaware

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
139)	HMC Chicago LLC	Delaware
140)	HMC Copley LLC	Delaware
141)	HMC Desert LLC	Delaware
142)	HMC Diversified American Hotels, L.P.	Delaware
143)	HMC Diversified LLC	Delaware
144)	HMC Drake LLC	Delaware
145)	HMC DSM LLC	Delaware
146)	HMC Duna, Inc.	Delaware
147)	HMC East Side II LLC	Delaware
148)	HMC East Side LLC	Delaware
149)	HMC Gateway LLC	Delaware
150)	HMC Gateway, Inc.	Delaware
151)	HMC Georgia LLC	Delaware
152)	HMC Grace (Calgary) Company	Nova Scotia
153)	HMC Grand LLC	Delaware
154)	HMC Hanover LLC	Delaware
155)	HMC Hartford LLC	Delaware
156)	HMC Headhouse Funding LLC	Delaware
157)	HMC Host Atlanta, Inc.	Delaware
158)	HMC Host Restaurants LLC	Delaware
159)	HMC Hotel Development LLC	Delaware
160)	HMC Hotel Properties II Limited Partnership	Delaware
161)	HMC Hotel Properties Limited Partnership	Delaware
162)	HMC HPP LLC	Delaware
163)	HMC HT LLC	Delaware
164)	HMC IHP Holdings LLC	Delaware
165)	HMC JWDC GP LLC	Delaware
166)	HMC JWDC LLC	Delaware
167)	HMC Kea Lani LLC	Delaware
168)	HMC Lenox LLC	Delaware
169)	HMC Manhattan Beach LLC	Delaware
170)	HMC Market Street LLC	Delaware
171)	HMC Maui LLC	Delaware
172)	HMC McDowell LLC	Delaware
173)	HMC McDowell Mountains LLC	Delaware
174)	HMC MDAH One Corporation	Delaware
175)	HMC Mexpark LLC	Delaware
176)	HMC MHP II LLC	Delaware
177)	HMC MHP II, Inc.	Delaware
178)	HMC Naples Golf, Inc.	Delaware
179)	HMC NGL LLC	Delaware
180)	HMC O’Hare Suites Ground LLC	Delaware
181)	HMC OLS I LLC	Delaware
182)	HMC OLS I LP	Delaware
183)	HMC OLS II LP	Delaware
184)	HMC OP BN LLC	Delaware

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
185)	HMC Pacific Gateway LLC	Delaware
186)	HMC Palm Desert LLC	Delaware
187)	HMC Park Ridge II LLC	Delaware
188)	HMC Park Ridge LLC	Delaware
189)	HMC Park Ridge LP	Delaware
190)	HMC Partnership Properties LLC	Delaware
191)	HMC PLP LLC	Delaware
192)	HMC Polanco LLC	Delaware
193)	HMC Potomac LLC	Delaware
194)	HMC Properties I LLC	Delaware
195)	HMC Properties II LLC	Delaware
196)	HMC Property Leasing LLC	Delaware
197)	HMC Reston LLC	Delaware
198)	HMC Retirement Properties, L.P.	Delaware
199)	HMC SBM Two LLC	Delaware
200)	HMC Seattle LLC	Delaware
201)	HMC SFO LLC	Delaware
202)	HMC SPE Manager I Corp.	Delaware
203)	HMC Suites Limited Partnership	Delaware
204)	HMC Suites LLC	Delaware
205)	HMC Swiss Holdings LLC	Delaware
206)	HMC Times Square Hotel LLC	Delaware
207)	HMC Times Square Partner LLC	Delaware
208)	HMC Toronto Air Company	Nova Scotia
209)	HMC Toronto Airport GP LLC	Delaware
210)	HMC Toronto Airport LP	Delaware
211)	HMC Toronto EC Company	Nova Scotia
212)	HMC Toronto EC GP LLC	Delaware
213)	HMC Toronto EC LP	Delaware
214)	HMC Waterford LLC	Delaware
215)	HMC/Interstate Manhattan Beach, L.P.	Delaware
216)	HMC/Interstate Waterford, L.P.	Delaware
217)	HMC/RGI Hartford, L.P.	Delaware
218)	HMH General Partner Holdings LLC	Delaware
219)	HMH HPT CBM LLC	Delaware
220)	HMH HPT RIBM LLC	Delaware
221)	HMH Marina LLC	Delaware
222)	HMH Norfolk LLC	Delaware
223)	HMH Norfolk, L.P.	Delaware
224)	HMH Pentagon LLC	Delaware
225)	HMH Realty Company, Inc.	Delaware
226)	HMH Restaurants LLC	Delaware
227)	HMH Rivers L.P.	Delaware
228)	HMH Rivers LLC	Delaware
229)	HMH WTC LLC	Delaware
230)	HMT Lessee Sub (Atlanta) LLC	Delaware

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
231)	HMT Lessee Sub (Palm Desert) LLC	Delaware
232)	HMT Lessee Sub (Properties II) LLC	Delaware
233)	HMT Lessee Sub (Santa Clara) LLC	Delaware
234)	HMT Lessee Sub (SDM Hotel) LLC	Delaware
235)	HMT Lessee Sub I LLC	Delaware
236)	HMT Lessee Sub II LLC	Delaware
237)	HMT Lessee Sub III LLC	Delaware
238)	HMT Lessee Sub IV LLC	Delaware
239)	HMT SPE (Atlanta) Corporation	Delaware
240)	HMT SPE (Palm Desert) Corporation	Delaware
241)	HMT SPE (Properties II) Corporation	Delaware
242)	HMT SPE (Santa Clara) Corporation	Delaware
243)	Hopewell Associates, L.P.	Georgia
244)	Horizon SLT Merger Sub, L.P.	Delaware
245)	Horizon Supernova Merger Sub, L.L.C.	Maryland
246)	Host Capitol Hill LLC	Delaware
247)	Host CAD Business Trust	Maryland
248)	Host CLD Business Trust	Maryland
249)	Host CLP LLC	Delaware
250)	Host DSM Limited Partnership	Delaware
251)	Host Euro Business Trust	Maryland
252)	Host FJD Business Trust	Maryland
253)	Host Hanover Hotel Corporation	Delaware
254)	Host Hanover Limited Partnership	Delaware
255)	Host La Jolla LLC	Delaware
256)	Host Marriott Financial Trust	Delaware
257)	Host Marriott, L.P.	Delaware
258)	Host MHP Two Corporation	Maryland
259)	Host of Boston, Ltd.	Massachusetts
260)	Host of Houston 1979	Texas
261)	Host of Houston Ltd.	Texas
262)	Host Park Ridge LLC	Delaware
263)	Host PLN Business Trust	Maryland
264)	Host Properties, Inc.	Delaware
265)	Host UK Business Trust	Maryland
266)	Hot Shoppes, Inc.	Delaware
267)	Hotel Properties Management, Inc.	Delaware
268)	HST GP LAX LLC	Delaware
269)	HST GP Mission Hills LLC	Delaware
270)	HST GP South Coast LLC	Delaware
271)	HST GP SR Houston LLC	Delaware
272)	HST GP San Diego LLC	Delaware
273)	HST I LLC	Delaware
274)	HST Lessee Boston LLC	Delaware
275)	HST Lessee Cincinnati LLC	Delaware
276)	HST Lessee CMBS LLC	Delaware
277)	HST Lessee Denver LLC	Delaware
278)	HST Lessee Hamilton, Inc.	Ontario
279)	HST Lessee Indianapolis LLC	Delaware

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
280)	HST Lessee Keystone LLC	Delaware
281)	HST Lessee LAX LP	Delaware
282)	HST Lessee Mission Hills LP	Delaware
283)	HST Lessee Montreal, Inc.	Ontario
284)	HST Lessee Needham LLC	Delaware
285)	HST Lessee San Diego LP	Delaware
286)	HST Lessee SLT LLC	Delaware
287)	HST Lessee SNYT LLC	Delaware
288)	HST Lessee South Coast LP	Delaware
289)	HST Lessee SR Houston LP	Delaware
290)	HST Lessee Toronto, Inc.	Ontario
291)	HST Lessee Tucson LLC	Delaware
292)	HST Lessee Waltham LLC	Delaware
293)	HST Lessee West Seattle LLC	Delaware
294)	HST Lessee WNY LLC	Delaware
295)	HST Lessee W Seattle LLC	Delaware
296)	HST Look Through LLC	Delaware
297)	HTKG Development Associates Management Corporation	California
298)	IHP Holdings Partnership LP	Pennsylvania
299)	Ivy Street Hopewell LLC	Delaware
300)	Ivy Street Hotel Limited Partnership	Georgia
301)	Ivy Street LLC	Delaware
302)	JWDC Limited Partnership	Delaware
303)	Market Street Host LLC	Delaware
304)	Marriot Mexico City Partnership, G.P.	Delaware
305)	MDSM Finance LLC	Delaware
306)	MHP Acquisition Corp.	Delaware
307)	MHP II Acquisition Corp.	Delaware
308)	MOHS Corporation	Delaware
309)	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Rhode Island
310)	New Market Street LP	Delaware
311)	Pacific Gateway, Ltd.	California
312)	Philadelphia Airport Hotel Corporation	Pennsylvania
313)	Philadelphia Airport Hotel LLC	Delaware
314)	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
315)	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
316)	Philadelphia Market Street Hotel Corporation	Pennsylvania
317)	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
318)	PM Financial LLC	Delaware
319)	PM Financial LP	Delaware
320)	Potomac Hotel Limited Partnership	Delaware
321)	PRM LLC	Delaware
322)	RHP Foreign Lessee LLC	Delaware
323)	RHP Polish One LLC	Delaware
324)	Rockledge Bickford’s Family Fare, Inc.	Delaware
325)	Rockledge CBM Investor I, Inc.	Delaware
326)	Rockledge CBM Investor II, Inc.	Delaware
327)	Rockledge CBM One Corporation	Delaware
328)	Rockledge Hanover LLC	Delaware
329)	Rockledge HMC BN LLC	Delaware

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
325)	Rockledge HMT LLC	Delaware
326)	Rockledge Hotel LLC	Delaware
327)	Rockledge Hotel Properties, Inc.	Delaware
328)	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
329)	Rockledge Manhattan Beach LLC	Delaware
330)	Rockledge Minnesota LLC	Delaware
331)	Rockledge NY Times Square LLC	Delaware
332)	Rockledge Potomac LLC	Delaware
333)	Rockledge RIBM Two Corporation	Delaware
334)	Rockledge Riverwalk LLC	Delaware
335)	Rockledge Square 254 LLC	Delaware
336)	S.D. Hotels LLC	Delaware
337)	S.D. Hotels, Inc.	Delaware
338)	Santa Clara HMC LLC	Delaware
339)	Santa Clara Host Hotel Limited Partnership	Delaware
340)	Sparky’s Virgin Islands, Inc.	Delaware
341)	Timeport, L.P.	Georgia
342)	Times Square GP LLC	Delaware
343)	Times Square HMC Hotel, L.P.	New York
344)	Times Square LLC	Delaware
345)	Timewell Group, L.P.	Georgia
346)	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
347)	YBG Associates LLC	Delaware